UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
August 8, 2011
Date of Report (Date of earliest event reported)

SIGMATRON INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23248 (Commission File Number )	36-3918470 (I.R.S. Employer Identification No.)

2201 Landmeier Road, Elk Grove Village, Illinois (Address of principal executive offices)	60007 (Zip Code)
(847) 956-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 8, 2011, the Company received the resignation of John P. Chen from the Board of Directors for personal reasons effective October 7, 2011, or sooner if a replacement is elected. Mr. Chen has been a Director since February, 1994. The Company would like to thank Mr. Chen for his service on behalf of the Company during this period. The Company intends to begin a search for Mr. Chen’s replacement as soon as possible.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMATRON INTERNATIONAL, INC.
Date: August 9, 2011	By:	/s/ Gary R. Fairhead
		Name:	Gary R. Fairhead
		Title:	President and Chief Executive Officer